MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST         Two World Trade Center

LETTER TO THE SHAREHOLDERS August 31, 1999              New York, New York 10048

DEAR SHAREHOLDER:

In the wake of 1998's international economic difficulties, the financial markets have benefited from global healing. The turmoil included the Asian financial crisis, the Russian debt default and the orchestrated rescue of a major hedge fund. This precipitated a flight to quality and U.S. Treasury securities bond yields fell to 30-year lows. The major catalyst for the return to stability was the liquidity provided by the Federal Reserve Board's 75-basis-point reduction in the federal-funds rate during the fourth quarter of 1998.

The U.S. economy, led by consumer demand, has continued to experience robust growth this year. Moving into 1999, higher materials prices and wage increases caused the fixed-income markets to focus on the possibility that the central bank would begin to take back some of the liquidity provided during last year's crises. By the end of August, long-term interest rates were again at levels last seen in the spring of 1998. During the summer the Federal Reserve changed monetary policy and, in two separate moves, raised the federal-funds rate 50 basis points to 5.25 percent.

MUNICIPAL MARKET CONDITIONS

Last year's flight-to-quality rally primarily benefited U.S. Treasuries. As global turmoil subsided and interest rates began to rise, Treasury yields increased more than municipal yields. Long-term insured municipal index yields have risen 70 basis points, from 5.05 percent to 5.75 percent, during the first eight months of 1999. Over the same period, Treasury yields rose nearly 100 basis points to 6.05 percent.

The ratio of long-term municipal yields to Treasury yields declined from 99 percent at the end of 1998 to 94 percent by the end of August. The ratio is a measure of relative performance that compares long-term insured municipal index yields to benchmark 30-year Treasury yields. A declining ratio means municipals have outperformed Treasuries. Over the

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST past five years the annual high ratio has averaged 93 percent and the annual low ratio 84 percent of Treasuries.

Municipal performance was also aided by a slowdown in the pace of underwritings. New-issue volume declined 22 percent in the first eight months of 1999. Refunding activity, the most interest-rate-sensitive component of supply, was down 51 percent.

                         30-YEAR BOND YIELDS 1994-1999

           Insured                       U.S.                    Insured Municipal Yields as a
       Municipal Yields            Treasury Yields              Percent of U.S. Treasury Yields
1994        5.4%                         6.34%                              85.17%
            5.4                          6.24                               86.54
            5.8                          6.66                               87.09
            6.4                          7.09                               90.27
            6.35                         7.32                               86.75
            6.25                         7.43                               84.12
            6.5                          7.61                               85.41
            6.25                         7.39                               84.57
            6.3                          7.45                               84.56
            6.55                         7.81                               83.87
            6.75                         7.96                               84.8
            7                            8.00                               87.5
            6.75                         7.88                               85.66
1995        6.4                          7.70                               83.12
            6.15                         7.44                               82.66
            6.15                         7.43                               82.77
            6.2                          7.34                               84.47
            5.8                          6.66                               87.09
            6.1                          6.62                               92.15
            6.1                          6.86                               88.92
            6                            6.66                               90.09
            5.95                         6.48                               91.82
            5.75                         6.33                               90.84
            5.5                          6.14                               89.58
            5.35                         5.94                               90.07
1996        5.4                          6.03                               89.55
            5.6                          6.46                               86.69
            5.85                         6.66                               87.84
            5.95                         6.89                               86.36
            6.05                         6.99                               86.55
            5.9                          6.89                               85.63
            5.85                         6.97                               83.93
            5.9                          7.11                               82.98
            5.7                          6.93                               82.25
            5.65                         6.64                               85.09
            5.5                          6.35                               86.61
            5.6                          6.63                               84.46
1997        5.7                          6.79                               83.95
            5.65                         6.80                               83.09
            5.9                          7.10                               83.1
            5.75                         6.94                               82.85
            5.65                         6.91                               81.77
            5.6                          6.78                               82.6
            5.3                          6.30                               84.13
            5.5                          6.61                               83.21
            5.4                          6.40                               84.38
            5.35                         6.15                               86.99
            5.3                          6.05                               87.6
            5.15                         5.92                               86.99
1998        5.15                         5.80                               88.79
            5.2                          5.92                               87.84
            5.25                         5.93                               88.53
            5.35                         5.95                               89.92
            5.2                          5.80                               89.66
            5.2                          5.65                               92.04
            5.18                         5.71                               90.72
            5.03                         5.27                               95.45
            4.95                         5.00                               99.00
            5.05                         5.16                               97.87
            5.00                         5.06                               98.81
            5.05                         5.10                               99.02
1999        5.00                         5.09                               98.23
            5.10                         5.58                               91.40
            5.15                         5.63                               91.47
            5.20                         5.66                               91.87
            5.30                         5.83                               90.91
            5.47                         5.96                               91.78
            5.55                         6.10
            5.75                         6.06

Source: Municipal Market Data - A Division of Thomson Financial Municipal Group and Bloomberg L.P.

PERFORMANCE

The net asset value (NAV) of Morgan Stanley Dean Witter Municipal Income Trust
(TFA) declined from $10.21 to $ 9.61 per share during the fiscal year ended August 31, 1999. This change plus reinvestment of tax-free dividends totaling $0.46 per share and a long-term capital gain distribution of $0.06 per share paid in December produced a total return based on NAV of -0.23 percent. TFA's value on the New York Stock Exchange (NYSE) fell from $9.4375 to $7.8125 per share during the same period. This change plus reinvestment of dividends and distributions produced a total return based on market value of -12.25 percent. On August 31, 1999, TFA's NYSE market price was at an 18.7 percent discount to its net asset value.

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST

LARGEST SECTORS AS OF AUGUST 31, 1999
(% OF NET ASSETS)
TRANSPORTATION                                              15%
MORTGAGE                                                    14%
GENERAL OBLIGATION                                          13%
ELECTRIC                                                    10%
WATER & SEWER                                                9%
HOSPITAL                                                     8%
REFUNDED                                                     7%
IDR/PCR*                                                     6%
EDUCATION                                                    5%

*INDUSTRIAL DEVELOPMENT/POLLUTION CONTROL REVENUE

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

CREDIT RATINGS AS OF AUGUST 31, 1999
(% OF TOTAL LONG-TERM PORTFOLIO)
Aaa OR AAA         Aa OR AA         A OR A         Baa OR BBB         NR
   55%                24%             9%               9%             3%

AS MEASURED BY MOODY'S INVESTORS SERVICE, INC. OR
STANDARD & POOR'S CORP.

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

                       GEOGRAPHIC SUMMARY OF INVESTMENTS
               Based on Market Value as a Percent of Net Assets
                                August 31, 1999

Alabama..................       6.6%
Alaska...................       3.6
Arizona..................       1.8
California...............      11.5
Colorado.................       3.2
Connecticut..............       1.4
District of Columbia.....       0.7
Florida..................       5.0
Georgia..................       2.3
Hawaii...................       3.5
Illinois.................       4.4
Maryland.................       1.8
Massachusetts............       5.9
Michigan.................       3.9
Missouri.................       0.7
Nevada...................       1.2
New Jersey...............       2.9
New York.................       9.6
North Carolina...........       3.3
North Dakota.............       0.7
Ohio.....................       2.3
Oklahoma.................       1.9
Pennsylvania.............       3.7
Rhode Island.............       0.3
South Carolina...........       0.7
Tennessee................       2.6
Texas....................       6.3
Utah.....................       3.9
Virginia.................       3.8
Washington...............       0.8
West Virginia............       0.6
Joint Exemption*.........      (1.1)
                             ------
Total....................      99.8%
                             ======

---------------------
* Joint exemption has been included in each geographic location.
  Portfolio structure is subject to change.

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST

                    CALL AND COST (BOOK) YIELD STRUCTURE*
                               AUGUST 31, 1999

WEIGHTED AVERAGE
CALL PROTECTION: 7 YEARS

                                CALL STRUCTURE

YEARS BONDS CALLABLE
1999                     1%
2000                     3%
2001                     1%
2002                     3%
2003                     5%
2004                    10%
2005                    17%
2006                     9%
2007                    19%
2008                    11%
2009                     6%
2010+                   15%

WEIGHTED AVERAGE
BOOK YIELD: 5.91%

                             COST (BOOK) YIELD**

1999                    9.69%
2000                    7.90%
2001                    7.74%
2002                    5.34%
2003                    5.87%
2004                    5.48%
2005                    6.02%
2006                    5.90%
2007                    5.90%
2008                    5.51%
2009                    5.36%
2010+                   5.98%

 * % BASED ON LONG-TERM PORTFOLIO.
** COST OR "BOOK" YIELD IS THE ANNUAL INCOME EARNED ON A PORTFOLIO INVESTMENT
   BASED ON ITS ORIGINAL PURCHASE PRICE BEFORE FUND OPERATING EXPENSES. FOR EXAMPLE, THE FUND EARNED A BOOK YIELD OF 7.9% ON 3% OF THE LONG-TERM PORTFOLIO THAT IS CALLABLE IN 2000.
   PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST

Monthly dividends for the fourth quarter of 1999 were declared in September. Beginning with the October payment, the monthly dividend was increased from $0.0375 to $0.0425 per share. The new dividend rate reflects the Fund's estimated earnings over the next 6 to 12 months in relation to its level of undistributed net investment income, which stood at $0.111 per share on August 31, 1999.

PORTFOLIO STRUCTURE

The Fund's net assets of $278 million were diversified among 14 long-term sectors and 62 credits. Holdings in the refunded bond category comprised 7 percent of net assets. These bonds have been refinanced and will be redeemed on the dates shown in the portfolio. At the end of August the portfolio's average maturity was 18 years. Average duration, a measure of sensitivity to interest rate changes, was 8.8 years. The accompanying charts provide current information on the portfolio's credit quality, sector distribution and geographic diversification. Optional call provisions by year with their respective cost
(book) yields are also shown.

LOOKING AHEAD

The Federal Reserve Board's recent interest-rate increases confirmed its previously signaled intention of becoming less accommodative in the face of continued strong domestic economic growth. It is anticipated that the central bank may raise short-term interest rates further. However, we believe municipal bonds continue to offer long-term investors good value, especially in relationship to Treasuries.

The Fund's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps support the market value of the Fund's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, which ever is lower at the time of purchase. During the 12-month period ended August 31, 1999, the Fund purchased and retired 749,300 shares of common stock at a weighted average market discount of 12.75 percent.

On May 1, 1999, Mitchell M. Merin was named President of the Morgan Stanley Dean Witter Funds. Mr. Merin is the President and Chief Operating Officer of Asset Management for Morgan Stanley Dean Witter & Co. and President, Chief Executive Officer and Director of Morgan Stanley Dean Witter Advisors Inc. He also serves as Chairman, Chief Executive Officer and Director of Morgan Stanley Dean Witter Distributors Inc. and Morgan Stanley Dean Witter Trust FSB.

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST

We appreciate your ongoing support of Morgan Stanley Dean Witter Municipal Income Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                       /s/ MITCHELL M. MERIN
CHARLES A. FIUMEFREDDO                           MITCHELL M. MERIN
Chairman of the Board                            President

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS August 31, 1999

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
            TAX-EXEMPT MUNICIPAL BONDS (94.0%)
            General Obligation (12.6%)
$  4,400    Moulton-Niguel Water District, California, 1993 Refg
             (MBIA).....................................................   5.00%   09/01/19    $ 4,089,756
   2,000    District of Columbia, Ser 1999 A (FSA)......................   5.375   06/01/24      1,876,380
   5,000    Washington Suburban Sanitary District, Maryland, Gen Constr
             Refg 1994..................................................   5.00    06/01/10      4,991,400
   5,000    Massachusetts, 1994 Ser A...................................   5.00    01/01/11      4,935,850
   4,000    New York City, New York, 1995 Ser D (MBIA)..................   6.20    02/01/07      4,328,160
   5,000    New York State, Refg Ser 1995 B.............................   5.625   08/15/09      5,196,400
   5,000    North Carolina, Public School Building Ser 1999.............   4.60    04/01/17      4,444,000
   5,125    Shelby County, Tennessee, Refg 1995 Ser A...................   5.625   04/01/11      5,250,614
--------                                                                                       -----------
  35,525                                                                                        35,112,560
--------                                                                                       -----------

            Educational Facilities Revenue (5.0%)
   5,000    California Public Works Board, University of California 1993
             Refg Ser A.................................................   5.50    06/01/21      4,863,600
            New York State Dormitory Authority,
   2,500     State University Ser 1995 A................................   6.50    05/15/05      2,716,200
   2,500     State University Ser 1995 A................................   6.50    05/15/06      2,730,525
   4,000     State University Ser 1997..................................   5.125   05/15/27      3,619,440
--------                                                                                       -----------
  14,000                                                                                        13,929,765
--------                                                                                       -----------

            Electric Revenue (10.0%)
  15,000    Southern California Public Power Authority, Mead-Adelanto
             1994 Ser A (AMBAC).........................................   5.15    07/01/15     14,634,300
            Intermountain Power Agency, Utah,
   2,000     Refg Ser 1998 A (MBIA).....................................   5.25    07/01/15      1,947,440
  10,000     Refg 1996 Ser D (Secondary FSA)............................   5.00    07/01/21      8,936,200
   2,500    Washington Public Power Supply System, Project #1 Refg Ser
             1998 A.....................................................   5.125   07/01/17      2,313,800
--------                                                                                       -----------
  29,500                                                                                        27,831,740
--------                                                                                       -----------

            Hospital Revenue (7.5%)
   3,000    Birmingham-Carraway Special Care Facilities Financing
             Authority, Alabama, Carraway Methodist Health Ser 1995 A
             (Connie Lee)...............................................   5.875   08/15/15      3,029,280
   2,500    Tampa, Florida, Catholic Health Ser 1998 A-2 (AMBAC)........   4.875   11/15/28      2,157,350
   3,000    Chatham County Hospital Authority, Georgia, Memorial Medical
             Center Inc Ser 1996 A (AMBAC)..............................   5.25    01/01/16      2,857,500
   3,815    Henderson, Nevada, Catholic Health West 1998 Ser A..........   5.375   07/01/26      3,268,730
   5,000    North Carolina Medical Care Commission, Presbyterian Health
             Services Corp Refg Ser 1993................................   5.50    10/01/20      4,748,650
   5,000    Pennsylvania Higher Educational Facilities Authority,
             University of Pennsylvania Ser A 1996......................   5.75    01/01/22      4,695,000
--------                                                                                       -----------
  22,315                                                                                        20,756,510
--------                                                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
            Industrial Development/Pollution Control Revenue (6.1%)
$  2,705    Lapeer Economic Development Corporation, Michigan, Dott
             Manufacturing Co Ser 1989 A (AMT)..........................  10.65%   11/15/17    $ 1,758,250
   3,050    New York City Industrial Development Agency, Japan Airlines
             Co 1991 (AMT) (FSA)........................................   6.00    11/01/15      3,138,481
   2,000    New York State Energy Research & Development Authority, New
             York State Electric & Gas Corp 1987 Ser A (AMT) (MBIA).....   6.15    07/01/26      2,030,800
   5,000    Tulsa Municipal Airport Trust, Oklahoma, American Airlines
             Inc Ser 1988 (AMT).........................................   7.375   12/01/20      5,212,300
   5,000    Dallas-Fort Worth International Airport Facility Improvement
             Corporation, Texas, American Airlines Inc Ser 1995.........   6.00    11/01/14      4,938,300
--------                                                                                       -----------
  17,755                                                                                        17,078,131
--------                                                                                       -----------

            Mortgage Revenue - Multi-Family (2.2%)
   5,000    New Jersey Housing & Mortgage Finance Agency, 1995 Ser A
             (AMBAC)....................................................   6.00    11/01/14      5,157,400
     940    Rhode Island Housing & Mortgage Finance Corporation, Rental
             1989 Ser B (AMT)...........................................   7.95    10/01/20        961,131
--------                                                                                       -----------
   5,940                                                                                         6,118,531
--------                                                                                       -----------

            Mortgage Revenue - Single Family (11.4%)
  10,000    Alaska Housing Finance Corporation, 1997 D Ser A (MBIA).....   6.00    06/01/27     10,101,800
   2,250    Colorado Housing Finance Authority, 1997 Ser B-2 (AMT)......   7.00    05/01/26      2,427,975
  10,000    Hawaii Housing Finance & Development Corporation,
             FNMA-Collateralized 1997 Ser A (AMT).......................   5.75    07/01/30      9,718,100
   2,075    Chicago, Illinois, GNMA-Backed Ser 1997-A (AMT).............   7.25    09/01/28      2,292,398
   1,800    Missouri Housing Development Commission, GNMA-Backed 1997
             Ser A-2 (AMT)..............................................   7.30    03/01/28      1,990,224
   1,985    North Dakota Housing Finance Agency, 1990 Ser B (AMT).......   7.75    07/01/24      2,062,733
     730    Ohio Housing Finance Agency, GNMA-Backed 1990 Ser C (AMT)...   7.85    09/01/21        757,871
   2,230    Virginia Housing Development Authority, 1992 Ser A..........   7.10    01/01/17      2,281,669
--------                                                                                       -----------
  31,070                                                                                        31,632,770
--------                                                                                       -----------

            Public Facilities Revenue (1.3%)
   3,495    Illinois, Civic Center Dedicated Tax Ser 1991 (AMBAC).......   6.25    12/15/20      3,756,950
--------                                                                                       -----------

            Resource Recovery Revenue (2.0%)
   5,000    Greater Detroit Resource Recovery Authority, Michigan, 1996
             Ser A (AMBAC)..............................................   6.25    12/13/08      5,470,850
--------                                                                                       -----------

            Retirement & Life Care Facilities Revenue (2.1%)
   1,900    Charleston County, South Carolina, Sandpiper Village Inc
             Refg Ser 1988..............................................   8.00    11/01/13      1,837,528
   4,250    Riverside County Public Financing Authority, California, Air
             Force Village West Inc COPs................................   5.80    05/15/29      3,917,693
--------                                                                                       -----------
   6,150                                                                                         5,755,221
--------                                                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
            Transportation Facilities Revenue (14.8%)
$ 15,000    E-470 Public Highway Authority, Colorado, Ser 1997 B
             (MBIA).....................................................   0.00%   09/01/14    $ 6,503,250
   4,000    Regional Transportation Authority, Illinois, Refg Ser 1999
             (FSA)......................................................   5.75    06/01/21      4,064,400
     770    Southwestern Development Authority, Illinois, Tri-City
             Regional Port District Ser 1989 A (AMT) (a)................   7.90    07/01/14        793,624
   3,000    Massachusetts Turnpike Authority, Metropolitan Highway 1997
             Ser A (MBIA)...............................................   5.00    01/01/37      2,610,450
   4,150    Wayne County, Michigan, Charter Airport Ser 1998 B..........   4.875   12/01/23      3,619,131
   3,000    Delaware River Port Authority, New Jersey & Pennsylvania,
             Ser 1995 (FGIC)++..........................................   5.50    01/01/26      2,958,690
   3,000    Ohio Turnpike Commission, Ser 1998 B (FGIC).................   4.50    02/15/24      2,463,120
   5,000    Austin, Texas, Airport Prior Lien Ser 1995 A (AMT) (MBIA)...   6.125   11/15/25      5,081,550
   5,000    Dallas-Fort Worth International Airport, Texas, Refg Ser
             1995 (FGIC)................................................   5.625   11/01/15      5,003,450
   2,000    Pocahontas Parkway Association, Virginia, Route 895
             Connector 1998 Ser A.......................................   5.50    08/15/28      1,830,160
   6,000    Virginia Transportation Board, US Route 28 Ser 1992.........   6.50    04/01/18      6,362,940
--------                                                                                       -----------
  50,920                                                                                        41,290,765
--------                                                                                       -----------

            Water & Sewer Revenue (8.5%)
  10,000    Jefferson County, Alabama, Sewer Ser 1997 (FGIC)............   5.75    02/01/22      9,962,000
   5,000    Phoenix Civic Improvement Corporation, Arizona, Jr Lien
             Water Ser 1994.............................................   5.45    07/01/19      4,910,450
   2,000    Lee County, Florida, Water & Sewer 1999 Ser A (AMBAC).......   4.75    10/01/23      1,736,200
   2,000    Northern Palm Beach County Improvement District, Florida,
             Water Control & Impr #9A Ser 1996 A........................   6.80    08/01/06      2,128,740
   4,000    Fulton County, Georgia, Water & Sewerage Ser 1998 (FGIC)....   4.75    01/01/28      3,409,040
   1,510    Massachusetts Water Resources Authority, 1993 Ser C.........   5.25    12/01/20      1,395,285
--------                                                                                       -----------
  24,510                                                                                        23,541,715
--------                                                                                       -----------

            Other Revenue (3.4%)
   4,000    Mashantucket (Western) Pequot Tribe, Connecticut, Special
             1997 Ser B (a).............................................   5.75    09/01/27      3,787,560
   3,000    New York Local Government Assistance Corporation, Ser 1995
             A..........................................................   6.00    04/01/24      3,056,460
   3,000    Philadelphia, Pennsylvania, Gas Works Second Ser 1999
             (FSA)......................................................   5.00    07/01/23      2,709,780
--------                                                                                       -----------
  10,000                                                                                         9,553,800
--------                                                                                       -----------

            Refunded (7.1%)
   5,000    Birmingham Water Works & Sewer Board, Alabama, Ser 1994.....   5.50    01/01/04+     5,272,950
   5,000    Southern California Public Power Authority, Palo Verde Ser A
             (AMBAC) (ETM)..............................................   5.00    07/01/15      4,778,300
   1,230    Illinois Health Facilities Authority, Glen Oaks Medical
             Center Inc Refg 1990 Ser D (ETM)...........................   9.50    11/15/15      1,336,764
   1,490    Massachusetts Water Resources Authority, 1993 Ser C.........   5.25    12/01/04+     1,568,806
   2,920    Cleveland, Ohio, Waterworks Impr & Refg Ser H 1996 (MBIA)...   5.75    01/01/06+     3,132,897
   1,875    Shelby County, Tennessee, Refg 1995 Ser A...................   5.625   04/01/05+     1,982,213
   1,650    Fayette County, West Virginia, MPC Inc Refg Ser 1990........   9.75    02/01/00+     1,714,284
--------                                                                                       -----------
  19,165                                                                                        19,786,214
--------                                                                                       -----------
 275,345    TOTAL TAX-EXEMPT MUNICIPAL BONDS (Identified Cost $260,777,953).................   261,615,522
--------                                                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
            SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS (5.8%)
$  8,000    Collier County Health Facilities Authority, Florida,
             Cleveland Clinic Foundation Ser 1999 (Demand 09/01/99).....   3.10*%  01/01/33    $ 8,000,000
   5,800    Massachusetts Health & Educational Facilities Authority,
             Capital Assets Ser D (MBIA) (Demand 09/01/99)..............   2.80*   01/01/35      5,800,000
   2,450    Gulf Coast Waste Disposal Authority, Texas, Exxon Corp Ser
             1995 (Demand 09/01/99).....................................   2.95*   06/01/20      2,450,000
--------                                                                                       -----------
  16,250    TOTAL SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS (Identified Cost
             $16,250,000)...................................................................    16,250,000
--------                                                                                       -----------

$291,595    TOTAL INVESTMENTS (Identified Cost $277,027,953) (b)...................    99.8%   277,865,522
========

            CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES.........................     0.2        609,972
                                                                                      -----    -----------

            NET ASSETS.............................................................   100.0%  $278,475,494
                                                                                      =====    ===========

---------------------
   AMT      Alternative Minimum Tax.
   COPs     Certificates of Participation.
   ETM      Escrowed to maturity.
    +       Prerefunded to call date shown.
    ++      Joint exemption in locations shown.
    *       Current coupon of variable rate demand obligation.
   (a)      Resale is restricted to qualified institutional investors.
   (b)      The aggregate cost for federal income tax purposes
            approximates identified cost. The aggregate gross unrealized appreciation is $5,755,671 and the aggregate gross unrealized depreciation is $4,918,102, resulting in net unrealized appreciation of $837,569.

Bond Insurance:
---------------
  AMBAC     AMBAC Assurance Corporation.
Connie Lee  Connie Lee Insurance Company - A wholly owned subsidiary of AMBAC
            Assurance Corporation.
   FGIC     Financial Guaranty Insurance Company.
   FSA      Financial Security Assurance Inc.
   MBIA     Municipal Bond Investors Assurance Corporation.


                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
August 31, 1999
ASSETS:
Investments in securities, at value
 (identified cost $277,027,953)............................. $277,865,522
Cash........................................................      489,257
Receivable for:
    Interest................................................    3,665,884
    Investments sold........................................      115,000
Prepaid expenses and other assets...........................       19,255
                                                              -----------

    TOTAL ASSETS............................................  282,154,918
                                                              -----------

LIABILITIES:
Payable for:
    Investment purchased....................................    3,319,196
    Shares of beneficial interest repurchased...............       87,105
    Investment advisory fee.................................       83,458
    Administration fee......................................       47,877
Accrued expenses and other payables.........................      141,788
                                                              -----------

    TOTAL LIABILITIES.......................................    3,679,424
                                                              -----------

    NET ASSETS.............................................. $278,475,494
                                                              ===========

COMPOSITION OF NET ASSETS:
Paid-in-capital............................................. $274,092,693
Net unrealized appreciation.................................      837,569
Accumulated undistributed net investment income.............    3,218,326
Accumulated undistributed net realized gain.................      326,906
                                                              -----------

    NET ASSETS.............................................. $278,475,494
                                                              ===========

NET ASSET VALUE PER SHARE,
 28,990,250 shares outstanding
 (unlimited shares authorized of $.01 par value)............        $9.61
                                                                    =====

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST

STATEMENT OF OPERATIONS
For the year ended August 31, 1999

NET INVESTMENT INCOME:

INTEREST INCOME............................................. $16,594,945
                                                              ----------

EXPENSES
Investment advisory fee.....................................     992,600
Administration fee..........................................     570,492
Transfer agent fees and expenses............................     133,566
Professional fees...........................................     102,923
Shareholder reports and notices.............................      70,312
Registration fees...........................................      28,927
Trustees' fees and expenses.................................      22,229
Custodian fees..............................................      14,807
Other.......................................................      22,213
                                                              ----------

    TOTAL EXPENSES..........................................   1,958,069

Less: expense offset........................................     (14,778)
                                                              ----------

    NET EXPENSES............................................   1,943,291
                                                              ----------

    NET INVESTMENT INCOME...................................  14,651,654
                                                              ----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain...........................................     388,315
Net change in unrealized appreciation....................... (18,209,101)
                                                              ----------

    NET LOSS................................................ (17,820,786)
                                                              ----------

NET DECREASE................................................ $(3,169,132)
                                                              ==========

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST

STATEMENT OF CHANGES IN NET ASSETS

                                                          FOR THE YEAR      FOR THE YEAR
                                                              ENDED             ENDED
                                                         AUGUST 31, 1999   AUGUST 31, 1998
------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income..................................    $14,651,654       $14,846,017
Net realized gain......................................        388,315         2,028,297
Net change in unrealized appreciation..................    (18,209,101)        8,504,893
                                                           -----------       -----------

    NET INCREASE (DECREASE)............................     (3,169,132)       25,379,207
                                                           -----------       -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..................................    (13,478,373)      (16,273,738)
Net realized gain......................................     (1,853,866)       (2,821,505)
                                                           -----------       -----------

    TOTAL DIVIDENDS AND DISTRIBUTIONS..................    (15,332,239)      (19,095,243)
                                                           -----------       -----------

Net decrease from transactions in shares of
 beneficial interest...................................     (6,526,596)       (4,488,741)
                                                           -----------       -----------

    NET INCREASE (DECREASE)............................    (25,027,967)        1,795,223
NET ASSETS:
Beginning of period....................................    303,503,461       301,708,238
                                                           -----------       -----------

    END OF PERIOD
    (Including undistributed net investment income of
    $3,218,326 and $2,045,045, respectively)...........   $278,475,494      $303,503,461
                                                           ===========       ===========

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST

NOTES TO FINANCIAL STATEMENTS August 31, 1999

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Municipal Income Trust (the "Fund"), formerly Municipal Income Trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's investment objective is to provide current income which is exempt from federal income tax. The Fund was organized as a Massachusetts business trust on June 16, 1987 and commenced operations on September 29, 1987.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily except where collection is not expected.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT ADVISORY AGREEMENT

Pursuant to an Investment Advisory Agreement with Morgan Stanley Dean Witter Advisors Inc. (the "Investment Advisor"), the Fund pays the Investment Advisor an advisory fee, calculated weekly and payable monthly, by applying the following annual rates to the Fund's weekly net assets: 0.35% to the portion of the Fund's weekly net assets not exceeding $250 million and 0.25% to the portion of the Fund's weekly net assets exceeding $250 million.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Adviser pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Adviser.

3. ADMINISTRATION AGREEMENT

Pursuant to an Administration Agreement with Morgan Stanley Dean Witter Services Company Inc. (the "Administrator") an affiliate of the Investment Advisor, the Fund pays an administration fee, calculated weekly and payable monthly, by applying the following annual rates to the Fund's weekly net assets: 0.20% to the portion of the Fund's weekly net assets not exceeding $250 million; 0.15% to the portion of the Fund's weekly net assets exceeding $250 million but not exceeding $500 million; 0.12% to the portion of the Fund's weekly net assets exceeding $500 million but not exceeding $750 million; and 0.10% to the portion of the Fund's weekly net assets exceeding $750 million.

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST

Under the terms of the Administration Agreement, the Administrator maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Administrator. The Administrator also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended August 31, 1999 aggregated $47,433,174 and $66,126,398, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Advisor and Administrator, is the Fund's transfer agent. At August 31, 1999, the Fund had transfer agent fees and expenses payable of approximately $6,900.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended August 31, 1999, included in Trustee's fees and expenses in the Statement of Operations amounted to $5,897. At August 31, 1999, the Fund had an accrued pension liability of $51,834, which is included in accrued expenses in the Statement of Assets and Liabilities.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                                         CAPITAL
                                                                                         PAID IN
                                                                           PAR VALUE    EXCESS OF
                                                                SHARES     OF SHARES    PAR VALUE
                                                              ----------   ---------   ------------
Balance, August 31, 1997....................................  30,214,250   $302,143    $284,805,887
Treasury shares purchased and retired (weighted average
 discount 5.97%)*...........................................    (474,700)    (4,747)     (4,483,994)
                                                              ----------   --------    ------------
Balance, August 31, 1998....................................  29,739,550    297,396     280,321,893
Treasury shares purchased and retired (weighted average
 discount 12.75%)*..........................................    (749,300)    (7,493)     (6,519,103)
                                                              ----------   --------    ------------
Balance, August 31, 1999....................................  28,990,250   $289,903    $273,802,790
                                                              ==========   ========    ============

---------------------
* The Trustees have voted to retire the shares purchased.

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST

6. DIVIDENDS

The Fund declared the following dividends from net investment income:

   DECLARATION       AMOUNT          RECORD             PAYABLE
       DATE         PER SHARE         DATE                DATE
------------------  ---------   -----------------  ------------------
  June 29, 1999      $0.0375    September 3, 1999  September 17, 1999
September 28, 1999   $0.0425     October 8, 1999    October 22, 1999
September 28, 1999   $0.0425    November 5, 1999   November 19, 1999
September 28, 1999   $0.0425    December 3, 1999   December 17, 1999

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                FOR THE YEAR ENDED AUGUST 31*
                                                              -----------------------------------------------------------------
                                                                1999          1998          1997          1996           1995
-------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period........................    $10.21        $ 9.99         $9.72         $9.92         $10.16
                                                                ------        ------         -----         -----         ------
Income (loss) from investment operations:
 Net investment income......................................      0.50          0.50          0.57          0.60           0.66
 Net realized and unrealized gain (loss)....................     (0.61)         0.34          0.26         (0.12)          0.04
                                                                ------        ------         -----         -----         ------
Total income (loss) from investment operations..............     (0.11)         0.84          0.83          0.48           0.70
                                                                ------        ------         -----         -----         ------
Less dividends and distributions from:
 Net investment income......................................     (0.46)        (0.54)        (0.58)        (0.60)         (0.60)
 Net realized gain..........................................     (0.06)        (0.09)          -- **       (0.09)         (0.34)
                                                                ------        ------         -----         -----         ------
Total dividends and distributions...........................     (0.52)        (0.63)        (0.58)        (0.69)         (0.94)
                                                                ------        ------         -----         -----         ------
Anti-dilutive effect of acquiring treasury shares...........      0.03          0.01          0.02          0.01             --
                                                                ------        ------         -----         -----         ------
Net asset value, end of period..............................    $ 9.61        $10.21         $9.99         $9.72         $ 9.92
                                                                ======        ======         =====         =====         ======
Market value, end of period.................................    $7.813        $ 9.44         $9.50         $9.25         $ 9.00
                                                                ======        ======         =====         =====         ======
TOTAL RETURN+...............................................    (12.25)%        6.16%         9.23%        10.75%          7.78%

RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................      0.66 %(1)     0.66%(1)      0.63%(1)      0.64%(1)       0.65%
Net investment income.......................................      4.94 %        4.92%         5.68%         6.03%          6.70%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................  $278,475      $303,503      $301,708      $301,835       $313,768
Portfolio turnover rate.....................................        16 %          13%           22%           33%            14%

---------------------
 * The per share amounts were computed using an average number of shares outstanding during the period.
 ** Does not reflect a distribution of $0.0024.
 + Total investment return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(1) Does not reflect the effect of expense offset of 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Municipal Income Trust (the "Fund"), at August 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
October 8, 1999

                      1999 FEDERAL TAX NOTICE (unaudited)

During the year ended August 31, 1999, the Fund paid to shareholders $0.46 per share from tax-exempt income.

For the year ended August 31, 1999, the Fund paid to shareholders $0.06 per share from long-term capital gains.

TRUSTEES
----------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
----------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
----------------------------------
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
----------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048

MORGAN STANLEY
DEAN WITTER
MUNICIPAL
INCOME TRUST


Annual Report
August 31, 1999